Fees Summary	Dec. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 58,412,327.76
Previously Paid Amount	0
Total Fee Amount	8,942.93
Total Offset Amount	8,942.93
Net Fee	$ 0